Exhibit (10)(h)(i)

AMENDMENT TO

POTLATCH CORPORATION

BENEFITS PROTECTION TRUST AGREEMENT

This Amendment to the Potlatch Corporation Benefits Protection Trust Agreement (this “Amendment”) is made by Potlatch Corporation, a Delaware corporation (hereinafter called the “Corporation”).

WITNESSETH:

WHEREAS, the Corporation previously adopted the Trust Agreement known as the “POTLATCH CORPORATION BENEFITS PROTECTION TRUST AGREEMENT,” As Amended and Restated Effective September 16, 2006, (hereinafter called the “Trust Agreement”);

WHEREAS, pursuant to Section 11(a) of the Trust Agreement, the Corporation retained the right to amend the Trust Agreement;

WHEREAS, the Corporation’s Executive Compensation and Personnel Policies Committee (“the Compensation Committee”) has been delegated the responsibility to review and approve any changes to the Trust Agreement; and

WHEREAS, the Compensation Committee has approved this Amendment to the Trust Agreement;

NOW, THEREFORE, the Corporation hereby amends the Trust Agreement, effective as of June 1, 2008, as follows:

I. A new Section 2(g) is hereby added to the Trust Agreement to read as follows:

(g) Notwithstanding the provision of the Trust to the contrary, in order to comply with Section 409A(b) of the Internal Revenue Code of 1986 as amended (the “Code”), the following rules shall apply:

(i) No assets will become restricted to the provision of benefits in connection with a change in the Corporation’s financial health or the occurrence of a “restricted period” as defined in Section 409A(b)(3)(B) of the Code (or other similar financial measure determined by the Secretary of the Treasury); and

(ii) In the event the Corporation (or any entity treated as a single employer with the Corporation under Section 414(b) or (c) of the Code) has a “restricted period” as defined in Code Section 409A(b)(3)(B) no contributions shall be made to the trust for the purpose of paying deferred compensation to an “applicable covered employee” as defined in Section 409A(b)(3)(D) of the Code under a nonqualified deferred compensation plan during such restricted period. In the event that contributions are made during a restricted period for the benefit of persons other than “applicable covered employees,” the Trustee shall establish such sub-accounts as necessary to separate funding contributed for the benefit of “applicable covered employees” and other persons.

II. Schedule I to the Trust Agreement is amended as set forth in the substitute pages attached hereto in order to include the Corporation’s Annual Incentive Plan and Management Deferred Compensation Plan, to provide for sub-accounting for amounts contributed under the Trust Agreement with respect to Directed Investment Accounts under the Management Deferred Compensation Plan and to update the Schedule.

IN WITNESS WHEREOF, the Company has executed this Agreement dated effective as of the 1st day of June, 2008.

POTLATCH CORPORATION

By:
Name:
Title:

Pursuant to Section 11(a) of the Agreement, U.S. Bank National Association as Trustee, hereby agrees to this Amendment to the Trust Agreement dated effective as of the 1st day of June, 2008.

U.S. Bank, National Association

Attest

Schedule I

As Amended Through June 1, 2008

The Plans

Potlatch Forest Products Corporation Salaried Employees’ Supplemental Benefit Plan

Potlatch Forest Products Corporation Salaried Employees’ Supplemental Benefit Plan II

Potlatch Corporation Annual Incentive Plan

Potlatch Corporation Management Performance Award Plan

Potlatch Corporation Management Performance Award Plan II

Potlatch Forest Products Corporation Severance Program for Executive Employees

Potlatch Corporation Directors Deferred Compensation Plan

Potlatch Corporation Directors Deferred Compensation Plan II

Potlatch Corporation Directors Retirement Plan (frozen)

Potlatch Forest Products Corporation Employee Severance Plan1

Potlatch Corporation Management Deferred Compensation Plan2

Supplemental Retirement Benefit and Life Insurance Agreement Between Potlatch Corporation and Richard B. Madden dated as of February 19, 1988

Severance and/or Employment Agreements:

Akerman, Jr., Emory S.

Bacon, John W.

Beech, John M.

Biazzo, Thomas A.

Black, Douglas L.

Brenner, Richard J.

Bullard, Richard W.

Cheek, George C.

Clark, Kenneth L.

Collier, James L.

Covey, Michael J.

Davis, Brian W.

DeBorde, Robert M.

Deward, Carl

Durand, Daniel J.

Fleshman, Nancy (survivor of James Fleshman)

[1]

The contributions made to the Trust Fund by the Corporation with respect to the Employee Severance Plan shall be held in a separate sub-account and the provisions of Section 3 shall apply separately to such sub-account.

[2]

The contributions made to the Trust Fund by the Corporation with respect to the Directed Investment Accounts under the Management Deferred Compensation Plan shall be held in a separate sub-account and the provisions of Section 3 shall apply separately to such sub-account.

Grove, Gail (survivor of Harry Grove)

Hanby, Jr., John E.

Hawley Jr., Robert J.

Kosloski, Ervin D.

Krantz, Irwin W.

Madden, Richard B.

Martin, F. Lynn

McAdoo, James C.

Morton, G. William

Nordholm, Richard

Norha, Patrick R.

Page, Gordon R.

Palkie, Thomas G.

Powell, Sandra T.

Robison, John G.

Rosenbaum, Lester G.

Saarela, Edward

Smrekar, Thomas J.

Tate, Terry H.

Warner, Richard V.

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